SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            December 7th, 2000
                               Date of Report
                      (Date of Earliest Event Reported)


                             IJC VENTURES CORP.
            (Exact Name of Registrant as Specified in its Charter)


               33 West 54th, 2nd floor, New York, NY  10019
                 (Address of principal executive offices)


                             (212) 956-1494
                      Registrant's telephone number


        FLORIDA                                   65-0911072
(State of Incorporation)                    (IRS Employer Identification
                                             No.)



ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Pursuant to an acquisition of IJC Ventures Corp. by Uncommon Media Corp., John (Jak) Meyer, the sole officer and director of IJC Ventures, resigned on December 7th, 2000. Pursuant to a Special Meeting of the Shareholders of IJC Ventures, Douglas Rasberry was appointed the sole officer and director of the company. On December 8th, pursuant to the acquisition, Lawrence Gallo was appointed President, CEO, and Director. Mitchell Sandler was appointed Vice President and Director. Gustavo Rodriguez was appointed Secretary and Director. Further information regarding the acquisition will be filed in a subsequent 8K.


                          					SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						Uncommon Media Group Inc.

Lawrence Gallo		            	President/CEO/Director
Mitchell Sandler            	Vice President/Director
Gustavo Rodriguez           	Secretary/Director


						/s/_________________________
						Lawrence Gallo
						Date:12/21/2000


						/s/_________________________
						Mitchell Sandler
						Date:12/21/2000

						/s/_________________________
						Gustavo Rodriguez
      Date:12/21/2000